UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)    February 8, 2006
                                                      --------------------------


                             THE DIRECTV GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-31945                                           52-1106564
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(Commission File Number)                       (IRS Employer Identification No.)

     2230 East Imperial Highway
       El Segundo, California                                   90245
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (310) 964-5000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition.

On February 8, 2006, The DIRECTV Group, Inc. (the "Company") issued a news release, which contained information regarding the full year and fourth quarter 2005 consolidated results of the Company. The news release did not include certain financial statements, related notes and certain other financial information that will be filed with the Securities and Exchange Commission as part of the Company's Annual Report on Form 10-K. A copy of the press release relating to such announcement, dated February 8, 2006, is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE DIRECTV GROUP, INC.
                                             (Registrant)


Date: February 8, 2006                       By:     /s/ Michael W. Palkovic
                                                 -------------------------------
                                             Name:  Michael W. Palkovic
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


     Exhibit No.        Exhibit
     -----------        -------

     99.1               Press Release, dated February 8, 2006